UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2014

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On May 29, 2014, Ameris Bancorp (the “Company”), as approved by the Company’s Audit Committee (the “Audit Committee”) and ratified by the Company’s Board of Directors, dismissed Porter Keadle Moore, LLC (“PKM”) as the Company’s independent registered public accounting firm.

The audit reports of PKM on the consolidated financial statements of the Company as of December 31, 2012 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2013 and the subsequent interim period from January 1, 2014 through May 29, 2014, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to PKM’s satisfaction, would have caused PKM to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant years. Additionally, during the Company’s two most recent fiscal years and through May 29, 2014, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosure to PKM and requested that PKM provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of the letter from PKM dated June 4, 2014 is filed as Exhibit 16.1 to this Form 8-K.

(b) Also on May 29, 2014, the Audit Committee, after a thorough and a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2014, authorized management to engage Crowe Horwath LLP as the Company’s independent registered accounting firm for the year ending December 31, 2014. During the Company’s two most recent fiscal years ended December 31, 2012 and December 31, 2013 and the subsequent interim period from January 1, 2014 through May 29, 2014, neither the Company, nor anyone on its behalf, consulted with Crowe Horwath LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Porter Keadle Moore, LLC to the Securities and Exchange Commission dated June 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: June 4, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter of Porter Keadle Moore, LLC to the Securities and Exchange Commission dated June 4, 2014.